Dreyfus
Premier Greater
China Fund

SEMIANNUAL REPORT
April 30, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             7   Statement of Assets and Liabilities

                             8   Statement of Operations

                             9   Statement of Changes in Net Assets

                            12   Financial Highlights

                            17   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                            Dreyfus Premier  Greater China Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier Greater China Fund, covering the six-month period from November 1, 2000 through April 30, 2001. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Raymond Chan.

The past six months have been troublesome for the stock market, including international stocks. The MSCI EAFE Index fell 8.11% during the reporting period. However, the worst of the market's decline was concentrated among growth stocks, such as technology stocks, which had reached lofty price levels in 1999 and early 2000. Value-oriented stocks generally declined less severely.

In our view, these divergent results indicate the importance of diversifying among different types of investments and within an asset class. We believe that an individual fund should supplement a well-diversified portfolio and that a diversified investment approach can continue to serve investors well, which is why we continually stress the importance of diversification, a basic tenet of investing.

We encourage you to contact your financial advisor for more information about ways to refine your investment strategies in the current environment.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 14, 2001




DISCUSSION OF FUND PERFORMANCE

Raymond Chan, Portfolio Manager

How did Dreyfus Premier Greater China Fund perform relative to its benchmark?

For the six-month period ended April 30, 2001, the fund produced total returns of 3.47% for Class A shares, 3.09% for Class B shares, 2.98% for Class C shares, 3.59% for Class R shares, and 3.07% for Class T shares.(1) The fund's benchmark, the Hang Seng Index, produced a total return of -8.92% or the same period.(2)

We attribute the fund's positive relative performance to our successful regional and industry group investment strategies. We emphasized investments in China, where performance was strong, and de-emphasized investment in interest-sensitive
stocks,   which   generally  performed  poorly  during  the  reporting  period.

What is the fund's investment approach?

The fund seeks long-term capital appreciation by investing in stocks of companies in the Greater China region -- Hong Kong, China and Taiwan. The fund's investment approach is based on fundamental research of individual companies as well as macroeconomic analysis of each market's overall economic prospects.

We look for rapidly growing companies whose stock prices appear reasonable. Characteristics of such companies include high quality management with a commitment to increasing shareholder value, strong earnings momentum with consistent free cash flow generation, sound business fundamentals and long-term vision. Generally, the companies in which we invest are leaders in their respective industries and have exceptional brand recognition.

We also gauge the respective strengths of markets. We attempt to identify the macroeconomic events, such as changes in monetary or exchange rate policy, that often mark market turning points. Accordingly, we then increase or decrease investments based upon anticipated market direction.

                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

Our change in investment emphasis from technology-oriented stocks to consumer goods boosted fund performance during the reporting period. We stepped back from our previous emphasis on technology-oriented stocks, which were generally weak during the reporting period. We placed a greater emphasis on manufacturers of long-lasting consumer goods, such as automobiles; producers of industrial raw materials, including steel, copper and aluminum; and industries related to China's infrastructure development, such as power producers. These industry groups showed strong performance relative to the Index. Indeed, China represented the main engine for regional growth during the reporting period. The build-out of China's infrastructure and greater consumer demand fueled strong domestic growth, despite a slowdown in exports to other nations.

In Taiwan, the stock market sank towards the end of 2000. The electronics industry especially suffered from the effects of slower global growth. Because we reduced the fund's exposure to technology stocks in Taiwan at the end of 2000, relative performance was helped by our lack of exposure to that hard-hit area. However, we began to return gradually to Taiwan technology stocks at the beginning of 2001, and the fund's performance benefited from their return to positive performance.

Hong Kong's growth continued to be limited to areas closely related to its trade with China. The linkage of the Hong Kong dollar to the U.S. dollar put competitive pressure on Hong Kong's export industries, as that link made Hong Kong's exports expensive relative to those of its neighbors. Downward pressure on property prices has had a negative effect on both banks and real estate companies. The fund's avoidance of such interest-rate-sensitive stocks had a positive impact on fund performance.

What is the fund's current strategy?

We believe that the upturn in China's economy will most likely continue to be the driving force for growth in the Greater China region, as consumer and industrial demand continue to surge. Accordingly, we have increased our exposure to consumer and industrial cyclical stocks, i.e., stocks that tend to perform well in times of rising consumer and industrial demand. We also have continued to increase investment in companies contributing to the rapid development of China's industrial infrastructure, as well as companies supplying the basic materials needed to feed China's growth.

We have continued to increase our exposure to Taiwan selectively, as economic conditions improve and stock prices recover from deeply discounted levels. Our emphasis in Taiwan has been on leading manufacturers of semiconductors, personal computers and personal computer peripherals. In Hong Kong, our investments continue to be concentrated in companies that can benefit from China's economic development and growth. We have taken a defensive approach to the domestic Hong Kong sector, with investment concentrated in industry groups like gas distribution and power generation. Throughout the region we are purchasing cyclical stocks -- such as airlines, port operators and suppliers of basic materials -- in anticipation of improved economic growth and stock market performance.

May 14, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICES, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH OCTOBER 31 2001, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: BLOOMBERG L.P. -- REFLECTS REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE HANG SENG INDEX IS A CAPITALIZATION-WEIGHTED INDEX OF APPROXIMATELY 33 COMPANIES THAT REPRESENT 70 PERCENT OF THE TOTAL MARKET CAPITALIZATION OF THE STOCK EXCHANGE OF HONG KONG. THE COMPONENTS OF THE INDEX ARE DIVIDED INTO SUBINDICES: COMMERCE, FINANCE, UTILITIES AND PROPERTIES.

                                                             The Fund



STATEMENT OF INVESTMENTS

April 30, 2001 (Unaudited)



COMMON STOCKS--82.9%                                                                            Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------
CHINA--13.1%

China Petroleum and Chemical, Cl. H                                                           1,450,000                  258,427

People's Food                                                                                   460,000                   94,687

Travelsky Technology, Cl. H                                                                     400,000                  269,262

Yanzhou Coal Mining, Cl. H                                                                      324,000                  132,938

                                                                                                                         755,314

HONG KONG--51.7%

Asia Satellite Telecommunications                                                                92,000                  209,383

Automated Systems                                                                               250,000                   86,548

Brilliance China Automotive                                                                     750,000                  201,946

CNOOC                                                                                           286,000                  276,865

Cheung Kong                                                                                      45,000                  501,981

China Merchants                                                                                 266,000                  190,996

China Resources Enterprise                                                                      180,000                  264,261

Giordano International                                                                          363,000                  188,503

Hutchison Whampoa                                                                                44,500                  480,713

i-CABLE Communications                                                                          450,000  (a)             245,221

Television Broadcasts                                                                            65,000                  328,371

                                                                                                                       2,974,788

SINGAPORE--2.4%

Keppel                                                                                           80,000                  137,886

TAIWAN--15.7%

Compeq Manufacturing                                                                             51,000  (a)             155,838

Everlight Electronics                                                                               300  (a)                 230

Formosa Chemicals & Fibre                                                                         1,198                      932

Macronix International                                                                          100,000  (a)             153,542

Nien Hsing Textile                                                                                    1  (a)                   1

Procomp Informatics                                                                              65,000  (a)             223,320

Quanta Computer                                                                                   4,800                   16,054

Taiwan Semiconductor Manufacturing                                                               58,648  (a)             162,267

Via Technologies                                                                                 20,000  (a)             188,507

                                                                                                                         900,691
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $4,740,210)                                                               82.9%                4,768,679

CASH AND RECEIVABLES (NET)                                                                        17.1%                  980,695

NET ASSETS                                                                                       100.0%                5,749,374

(A) NON-INCOME PRODUCING.


SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

April 30, 2001 (Unaudited)

                                                             Cost          Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  4,740,210    4,768,679

Cash                                                                     35,255

Cash denominated in foreign currencies                    874,260       871,986

Receivable for investment securities sold                               155,065

Dividends receivable                                                     16,086

Prepaid expenses                                                         65,363

Due from The Dreyfus Corporation and affiliates                           2,450

                                                                      5,914,884
--------------------------------------------------------------------------------

LIABILITIES ($):

Payable for investment securities purchased                             138,188

Net unrealized depreciation on forward
   currency exchange contracts--Note 4(a)                                   494

Accrued expenses                                                         26,828

                                                                        165,510
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        5,749,374
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                       6,635,515

Accumulated investment (loss)                                          (40,968)

Accumulated net realized gain (loss) on
   investments and foreign currency transactions                      (871,213)

Accumulated net unrealized appreciation (depreciation)
   on investments and foreign currency transactions--Note 4(b)          26,040
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       5,749,374

NET ASSET VALUE PER SHARE



                                        Class A              Class B           Class C              Class R              Class T
---------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                        3,843,223             1,015,109          551,139              338,459                1,444

Shares Outstanding                      271,340                73,210           39,737               23,737                  104
---------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                          14.16                13.87             13.87                14.26                13.88



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2001 (Unaudited)

-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends                                                          20,072

Interest                                                                10,076

TOTAL INCOME                                                            30,148

EXPENSES:

Investment advisory fee--Note 3(a)                                      36,510

Custodian fees                                                          26,590

Registration fees                                                       23,959

Auditing fees                                                           10,142

Shareholder servicing costs--Note 3(c)                                   9,752

Organization expenses                                                    8,781

Distribution fees--Note 3(b)                                             5,825

Prospectus and shareholders' reports                                     3,948

Directors' fees and expenses--Note 3(d)                                    995

Legal fees                                                                 574

Miscellaneous                                                            3,850

TOTAL EXPENSES                                                         130,926

Less-expense reimbursement from the Dreyfus
   Corporation due to undertaking--Note 3(a)                           (59,810)

NET EXPENSES                                                            71,116

INVESTMENT (LOSS)                                                      (40,968)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments
   and foreign currency transactions                                  (815,987)

Net realized gain (loss) on forward currency exchange contracts          3,385

NET REALIZED GAIN (LOSS)                                              (812,602)

Net unrealized appreciation (depreciation) on investments
   and foreign currency transactions                                 1,000,402

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                 187,800

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   146,832

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           April 30, 2001           Year Ended
                                              (Unaudited)  October 31, 2000(a)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                                (40,968)              (96,039)

Net realized gain (loss) on investments         (812,602)            1,329,665

Net unrealized appreciation (depreciation)
   on investments                              1,000,402            (1,300,225)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     146,832               (66,599)
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                       --                (13,881)

Class B shares                                       --                 (1,318)

Class C shares                                       --                   (695)

Class R shares                                       --                 (2,265)

Net realized gain on investments:

Class A shares                                  (960,852)              (6,940)

Class B shares                                  (250,749)              (1,450)

Class C shares                                  (134,870)              (1,530)

Class R shares                                   (84,908)                (889)

Class T shares                                      (295)                 --

TOTAL DIVIDENDS                               (1,431,674)             (28,968)
-------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  1,271,837           2,868,733

Class B shares                                    406,155           1,051,459

Class C shares                                    117,050             795,034

Class R shares                                      3,730              37,195

Class T shares                                      1,043               1,630

(A) FROM MARCH 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 2000 FOR CLASS T SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended
                                           April 30, 2001           Year Ended
                                              (Unaudited)  October 31, 2000(a)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS (CONTINUED) ($):

Dividends reinvested:

Class A shares                                    935,897              20,596

Class B shares                                    231,180               2,669

Class C shares                                    113,802               2,225

Class R shares                                     79,447               3,154

Class T shares                                        295                 --

Cost of shares redeemed:

Class A shares                                 (1,207,944)           (805,178)

Class B shares                                   (364,816)           (261,188)

Class C shares                                    (48,171)           (703,075)

Class R shares                                         --              (2,161)

Class T shares                                       (706)                 --

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                   1,538,799            3,011,093

TOTAL INCREASE (DECREASE) IN NET ASSETS           253,957            2,915,526
--------------------------------------------------------------------------------

NET ASSETS ($)

Beginning of Period                             5,495,417            2,579,891

END OF PERIOD                                   5,749,374            5,495,417

(A) FROM MARCH 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 2000 FOR CLASS T SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.



                                         Six Months Ended
                                          April 30, 2001           Year Ended
                                              (Unaudited)  October 31, 2000(a)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A (B)

Shares sold                                        77,840             120,055

Shares issued for dividends reinvested             65,908               1,096

Shares redeemed                                   (76,373)            (36,296)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      67,375              84,855
--------------------------------------------------------------------------------

CLASS B (B)

Shares sold                                        27,890              47,154

Shares issued for dividends reinvested             16,572                 143

Shares redeemed                                   (24,758)            (12,496)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      19,704              34,801
--------------------------------------------------------------------------------

CLASS C

Shares sold                                         7,548              36,709

Shares issued for dividends reinvested              8,158                 119

Shares redeemed                                    (3,346)            (34,330)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      12,360               2,498
--------------------------------------------------------------------------------

CLASS R

Shares sold                                           192               1,722

Shares issued for dividends reinvested              5,563                 168

Shares redeemed                                        --                 (84)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       5,755               1,806
--------------------------------------------------------------------------------

CLASS T

Shares sold                                            66                  63

Shares issued for dividends reinvested                 21                  --

Shares redeemed                                       (46)                 --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING          41                  63

(A) FROM MARCH 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 2000 FOR CLASS T SHARES.

(B) DURING THE PERIOD ENDED OCTOBER 31, 2000, 1,222 CLASS B SHARES REPRESENTING $27,562 WERE AUTOMATICALLY CONVERTED TO 1,209 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                                            Six Months Ended
                                                              April 30, 2001                           Year Ended October 31,
                                                                                           -----------------------------------------

CLASS A SHARES                                                    (Unaudited)              2000             1999          1998(a)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                                   18.20           14.45            12.78            12.50

Investment Operations:

Investment income (loss)--net                                           (.09)(b)        (.34)(b)          .04(b)           .13

Net realized and unrealized gain (loss)
   on investments                                                        .72            4.26             1.75              .15

Total from Investment Operations                                         .63            3.92             1.79              .28

Distributions:

Dividends from investment income--net                                     --            (.11)            (.12)             --

Dividends from net realized gain
   on investments                                                      (4.67)           (.06)              --              --

Total Distributions                                                    (4.67)           (.17)            (.12)             --

Net asset value, end of period                                         14.16           18.20            14.45            12.78
--------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                                    3.47(d)        27.06            14.18            2.24(d)
--------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                 1.12(d)         2.25             2.25            1.08(d)

Ratio of net investment income
   (loss) to average net assets                                         (.61)(d)       (1.46)             .34            1.04(d)

Decrease reflected in above expense
   ratios due to undertaking by
   The Dreyfus Corporation                                              1.01(d)         2.34             8.03            2.75(d)

Portfolio Turnover Rate                                               243.93(d)       488.33           206.09           10.65(d)
--------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                  3,843           3,712            1,721            1,442

(A) FROM MAY 12, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.




                                                            Six Months Ended
                                                              April 30, 2001                          Year Ended October 31,
                                                                                           -----------------------------------------
CLASS B SHARES                                                    (Unaudited)              2000             1999          1998(a)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                                17.97              14.34            12.73            12.50

Investment Operations:

Investment income (loss)--net                                        (.15)(b)           (.49)(b)         (.05)(b)          .08

Net realized and unrealized gain (loss)
   on investments                                                     .72               4.23             1.74              .15

Total from Investment Operations                                      .57               3.74             1.69              .23

Distributions:

Dividends from investment income-net                                   --               (.05)            (.08)              --

Dividends from net realized gain
   on investments                                                   (4.67)              (.06)             --                --

Total Distributions                                                 (4.67)              (.11)            (.08)              --

Net asset value, end of period                                      13.87              17.97            14.34            12.73
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                                 3.09(d)           25.95            13.36            1.84(d)
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                              1.49(d)            3.00             3.00            1.44(d)

Ratio of net investment income (loss)
   to average net assets                                             (.97)(d)          (2.17)            (.41)            .69(d)

Decrease reflected in above expense
   ratios due to undertaking by
   The Dreyfus Corporation                                           1.01(d)            2.33             8.03            2.75(d)

Portfolio Turnover Rate                                            243.93(d)          488.33           206.09           10.65(d)
---------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                               1,015               961               268              227

(A) FROM MAY 12, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS (CONTINUED)

                                                            Six Months Ended
                                                              April 30, 2001                          Year Ended October 31,
                                                                                           ----------------------------------------
CLASS C SHARES                                                    (Unaudited)              2000             1999          1998(a)
--------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                17.98              14.32            12.73            12.50

Investment Operations:

Investment income (loss)--net                                        (.15)(b)           (.54)(b)         (.05)(b)          .08

Net realized and unrealized gain (loss)
   on investments                                                     .71               4.29             1.74              .15

Total from Investment Operations                                      .56               3.75             1.69              .23

Distributions:

Dividends from investment income-net                                   --               (.03)            (.10)              --

Dividends from net realized gain
   on investments                                                   (4.67)              (.06)              --               --

Total Distributions                                                 (4.67)              (.09)            (.10)              --

Net asset value, end of period                                      13.87              17.98            14.32            12.73
--------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                                 2.98(d)           26.10            13.38            1.84(d)
--------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                              1.49(d)            3.00             3.00            1.43(d)

Ratio of net investment income (loss)
   to average net assets                                             (.97)(d)          (2.28)            (.38)            .68(d)

Decrease reflected in above expense
   ratios due to undertaking by
   The Dreyfus Corporation                                           1.01(d)            2.33             8.03            2.75(d)

Portfolio Turnover Rate                                            243.93(d)          488.33           206.09           10.65(d)
---------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                 551               492               356              204

(A) FROM MAY 12, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.



                                                            Six Months Ended
                                                              April 30, 2001                         Year Ended October 31,
                                                                                           -----------------------------------------
CLASS R SHARES                                                    (Unaudited)              2000            1999          1998(a)
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                                18.27              14.49           12.79            12.50

Investment Operations:

Investment income (loss)--net                                        (.07)(b)           (.28)(b)         .08(b)           .14

Net realized and unrealized gain (loss)
   on investments                                                     .73               4.26            1.75              .15

Total from Investment Operations                                      .66               3.98            1.83              .29

Distributions:

Dividends from investment income-net                                   --               (.14)           (.13)              --

Dividends from net realized gain
   on investments                                                   (4.67)              (.06)             --               --

Total Distributions                                                 (4.67)              (.20)           (.13)              --

Net asset value, end of period                                      14.26              18.27           14.49            12.79
--------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                     3.59(c)           27.40           14.54             2.32(c)
--------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                              .99(c)             2.00            2.00              .96(c)

Ratio of net investment income (loss)
   to average net assets                                           (.48)(c)            (1.24)            .59             1.16(c)

Decrease reflected in above expense
   ratios due to undertaking by
   The Dreyfus Corporation                                         1.03(c)              2.37            8.03             2.75(c)

Portfolio Turnover Rate                                          243.93(c)            488.33          206.09            10.65(c)
---------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                 338                329             234              205

(A) FROM MAY 12, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                             Six Months Ended
                                               April 30, 2001     Year Ended
CLASS T SHARES                                     (Unaudited)    October 31,
                                                                      2000(a)
-------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                    17.99          28.76

Investment Operations:

Investment (loss)                                        (.13)(b)       (.24)(b)

Net realized and unrealized gain
   (loss) on investments                                  .69         (10.53)

Total from Investment Operations                          .56         (10.77)

Distributions:

Dividends from net realized gain
   on investments                                       (4.67)           --

Net asset value, end of period                          13.88          17.99
-------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                     3.07(d)     (37.48)(d)
-------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                  1.24(d)        1.67(d)

Ratio of net investment (loss)
   to average net assets                                 (.73)(d)     (1.04)(d)

Decrease reflected in above expense
   ratios due to undertaking by
   The Dreyfus Corporation                                1.01(d)       1.46(d)

Portfolio Turnover Rate                                 243.93(d)      488.33
-------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                        1              1

(A) FROM MAY 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Greater China Fund (the "fund") is a separate non-diversified portfolio of Dreyfus Premier International Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund's investment objective is long-term capital appreciation. The Dreyfus Corporation ("Dreyfus") serves as the fund' s investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. (" Mellon" ), which is a wholly-owned subsidiary of Mellon Financial Corporation. Hamon U.S. Investment Advisors Limited ("Hamon") serves as the fund's sub-investment adviser. Hamon is an affiliate of Mellon.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund's shares. The fund is authorized to issue 200 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge (" CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

As of April 30, 2001, MBC Investments Corp., an indirect subsidiary of Mellon Financial Corporation, held the following shares of the fund:

Class   A   ................. 151,635          Class  C  ................21,619

Class   B   ..................  21,615         Class  R  ............. ..21,691

                                               Class T ..................... 46

                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign with holding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $1,239 during the period ended April 30, 2001 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 2--Bank Line of Credit:

The fund may borrow up to $5 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of the borrowings. During the period ended April 30, 2001, the fund did not borrow under either line of credit.

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of 1.25% of the value of the fund's average daily net assets and is payable monthly. Dreyfus has undertaken from November 1, 2000 through October 31, 2001 to reduce the management fee paid by or reimburse such excess expenses of the fund, to the extent that the fund's aggregate expenses, excluding 12b-1 distribution fees, shareholder services plan fees, taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed an annual rate of 2% of the value of the fund's average daily net assets. The expense reimbursement, pursuant to the undertaking, amounted to $59,810 during the period ended April 30, 2001.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Hamon, Dreyfus pays Hamon a fee payable monthly at the annual rate of .625 of 1% of the value of the fund's average daily net assets.

The Distributor retained $2,444 during the period ended April 30, 2001, from commissions earned on sales of the fund's shares.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets for Class T shares. During the period ended April 30, 2001, Class B, Class C and Class T shares were charged $3,820, $2,003 and $2, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2001, Class A, Class B, Class C and Class T shares were charged $4,932, $1,273, $668 and $2, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2001, the fund was charged $1,738 pursuant to the transfer agency agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $30,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(e) During the period ended April 30, 2001, the fund incurred total brokerage commissions of $65,362, of which $345 was paid to Dreyfus Brokerage Services, a wholly-owned subsidiary of Mellon Financial Corporation.

NOTE 4-Securities Transactions:

(a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended April 30, 2001, amounted to $12,609,327 and $13,155,279, respectively.

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.

The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. The following summarizes open forward currency exchange contracts at April 30, 2001:



                                                         Foreign
Forward Currency                                        Currency                                                        Unrealized
Exchange Contracts                                       Amounts        Cost ($)              Value ($)         (Depreciation) ($)
-----------------------------------------------------------------------------------------------------------------------------------
PURCHASES:

Singapore Dollars,
    expiring 5/2/2001                                    251,752         138,363             138,188                     (175)

SALES                                                                  PROCEEDS ($)

Honk Kong Dollars,
    expiring 5/2/2001                                  1,081,600         138,363             138,682                     (319)

TOTAL                                                                                                                    (494)



(b) At April 30, 2001, accumulated net unrealized appreciation on investments and forward currency exchange contracts was $27,975, consisting of $285,784 gross unrealized appreciation and $257,809 gross unrealized depreciation.

At April 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

NOTES

                                                           For More Information

                        Dreyfus Premier Greater China Fund
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Sub-Investment Adviser

                        Hamon U.S. Investment Advisors Ltd.
                        2701-2 One International Finance Centre
                        1 Harbour View Street, Central
                        Hong Kong

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call your financial representative
or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2001 Dreyfus Service Corporation                                  130SA0401